608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300  Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.

(TSX.V-PPI)

Passport Potash Issues Statement on Uralkali Announcement

VANCOUVER, BRITISH COLUMBIA--(Marketwire - 07/31/2013) - The Board of Directors of Passport Potash, Inc. ("Passport" or the "Company") (TSX.V: PPI)(OTCQX: PPRTF) issues the following statement regarding recent developments in the potash industry.

Russian potash producer OAO Uralkali ("Uralkali") announced its exit from the sales organization Belarusian Potash Co. ("BPC"), which it has jointly operated since 2005 with Belarusian potash producer JSC Belaruskali. News of Uralkali's exit from BPC, and its expressed intention to increase production by 2.5 million tonnes next year, has had an inordinate negative effect on potash stocks. We agree with a statement made by K+S Aktiengesellschaft ("K+S") that the pricing for potash fertilizers being spread by the media are unjustified and that they do not reflect the current supply and demand situation in the potash market. We also agree with K+S that the positive medium and long-term trends for potash fertilizers should remain unchanged.

The downward volatility being witnessed in potash stocks across the board today is, in our opinion, a knee jerk reaction to unsubstantiated claims being made from Uralkali. It is instructive to note that when Vale S.A. announced that it was pulling out of its 4.3 million tons per year ("MTPY") Rio Colorado project in Argentina, and BHP Billiton Ltd. put its 8 MTPY Jansen project on hold the markets did not see an associated upward volatility in potash stocks. It is important to keep in mind that the fundamental demand for potash on a global scale has and will likely remain consistent. Regardless of the activities of potash producers big and small, the following fundamentals remain true:

  Global population is expected to grow by approximately 300 to 400 million every 5 years; (http://esa.un.org/unpd/wpp/unpp/p2k0data.asp )

  As income growth in developing countries continues to rise, diets change and become more crop intensive;

  Arable land is flat in absolute terms and falling per capita, and opportunities to increase arable land are limited; (http://generalagronomics.com/decline-of-arable-land/ )

  Crop prices remain high by historical standards and supportive of robust demand for agricultural inputs, like potash.

It is our opinion that the present turmoil is likely to have more of a regional than a global impact. While Uralkali has advantages importing into the Asian markets, potash producers in the Western Hemisphere have similar advantages importing into the US and Brazilian markets, which are top import markets globally. The fallout to the greater potash industry from this muscle flexing between Belarus and Russia remains unclear. We would recommend a more cautious approach to making statements about the state of the industry than "the sky is falling" approach being taken by some analysts and media outlets. We certainly think it is a mistake to lend too much credence to the statements of Uralkali, whose motives at this time are unclear. From a financial standpoint this move by Uralkali makes little sense, as a receding tide will negatively impact all potash producers, including themselves. It will be interesting to see how the management of Uralkali, whose shares were down 20%, responds to the negative reactions of its shareholders.

We are of the opinion that there is still an opportunity for good projects, with talented management and excellent fundamentals, to meet the inevitable rising global demand for potash. Furthermore, the sensitivity analysis in our Preliminary Economic Assessment shows that the Holbrook Basin project would still be economically viable with a decrease in muriate of potash prices by over 30%, which would equal a drop to 300 USD per tonne. We believe that Passport's Holbrook Basin potash project is uniquely positioned to benefit from current conditions for a number of reasons, including:

  It is one of the lowest Capex/Tonne greenfield potash projects in the Western Hemisphere at $780/tonne;

  It is one of the shallowest potash deposits in North America and in the world;

  It is located in a politically stable environment;

  It is located in one of the most friendly mining jurisdictions in the world;

  Infrastructure is in place:

    National and International shipping is available via BNSF railway which runs across the property and has available capacity;

    US Interstate 40 gives access to the US Interstate system;

    Water is on site;

    995 MW Power Plant located 25 miles from the project site;

    There is a readily available workforce in the area. (Preliminary Economic Assessment of Passport Potash Inc., dated March 20, 2013)

The actions of Uralkali caused a great deal of uncertainty in the capital markets. We remain convinced that Passport stands out amongst its peers as a promising opportunity, and we remain optimistic that when the dust settles over the next while that Passport will continue to stand out.

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 127,000 acres.  Passport has also entered into a joint exploration agreement with the Hopi Indian Tribe to work toward developing about 13,000 acres of contiguous privately held Hopi land.

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:
Passport Potash Inc.
Peter J. Kletas
Manager of Corporate Development
866-999-6251-Toll Free
peter@passportpotash.com

Passport Potash Inc.
Clive Mostert
Corporate Communications
780-920-5044
cmostert@passportpotash.com
www.passportpotash.com

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